UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01731

SOURCE CAPITAL, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1: Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting American Stock Transfer & Trust Company at (800) 279-1241. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

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SOURCE CAPITAL, INC.
SHAREHOLDER LETTER

DEAR SHAREHOLDERS:

Overview

We closed our first quarter letter with the observation that economies were worse than stock indices might suggest. What we thought true then is only more true today, yet in the second quarter, the market made one of its larger quarterly moves.

The global MSCI ACWI Index advanced 19.22% in the second quarter, while the domestic S&P 500 Index increased 20.54%, erasing the majority of the year-to-date decline to March's trough. Source Capital, Inc. ("Fund" or "Source") increased 13.39% on a net asset value ("NAV") basis and the 60/40 blended S&P 500/Bloomberg Barclays U.S. Aggregate Bond Index increased 13.32% over the same period.

We would have thought that a global pandemic, social disturbances, extreme political polarity, and all that has accompanied those trends would have created more fear—or at least caution—in global markets. Yet stock markets and debt markets are up around the world, and in many cases, way up. Koyantsqatsi, a word used by the Hopi Native American tribe to describe a life out of balance, is as apt a description for this disconnect as any.

At the beginning of the year, the global economy was expected to grow 2.5% this year, but thanks to COVID-19, that outlook has darkened significantly and the consensus view now looks for a -5.2% contraction.1 Although you wouldn't know it from the popular indexes, this darkened outlook has pushed the average stock down 10.92%.2 Economic data suggest we won't return to normal in the near future (see table below).

Select Economic Data/Indicators

	12/31/2019 unless indicated		6/30/2020 unless indicated
GDP Growth (Estimated 2020)
U.S.	1.8%		-6.1%
Global	2.5%		-5.2%
U.S. Unemployment (%)	3.6%		11.1%[3]
Oil (WTI $/barrel)	$61		$39
Hotel Occupancy[4]
Asia Pacific	66.6%		35.8%
Europe	66.9%		31.9%
Americas	80.7%		30.6%
Middle East and Africa	64.4%		13.3%
Residential Mortgages in Forbearance	0.25%[5]		8.5%[6]
U.S. Budget Deficit (Estimated 2020)[7]	$1.0	tn	$3.7	tn
U.S. National Debt (Estimated 2020)[8]	$24.2	tn	$26.9	tn

In March, we were particularly concerned with the high COVID-19 transmission and fatality rates and what a "closed" global economy might look like. Rightly or wrongly, that influenced our judgment. Securities were on sale and we went shopping, but we could have bought even more. There is no lesson here; as presented with the same facts, we would do the same thing again. This coronavirus has delivered less death than initially anticipated, but we are far from done with it, hitting new highs in daily infections almost every day.

1  Source: The World Bank, Global Economic Prospects, June 2020.

2  As of June 30, 2020. This reflects the average year-to-date performance of the S&P 500 Index constituents.

3  Source: The Bureau of Labor Statistics, as of June 1, 2020.

4  Source: Statista.com. Data as of September 2019 (pre-COVID) and May 2020. https://www.statista.com/statistics/206825/hotel-occupancy-rate-by-region/.

5  Source: MBA.org. Data as of March 2, 2020. https://www.mba.org/2020-press-releases/april/mba-survey-shows-spike-in-loans-in-forbearance-service-call-volume.

6  Source: MBA.org. Data as of June 29, 2020. https://www.mba.org/2020-press-releases/june/share-of-mortgage-loans-in-forbearance-decreases-slightly-to-847.

7  Source: Congressional Budget Office April 2020. https://www.cbo.gov/publication/56020; https://www.cbo.gov/publication/56335.Most recent 2020 estimate as of April 2020.

8  Federal Reserve Bank of St. Louis, U.S. Office of Management and Budget. 2019 year-end total debt including estimated deficit.

  Past performance is no guarantee, nor is it indicative, of future results. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for important disclosures and definitions.

SOURCE CAPITAL, INC.

We never believed COVID-19 posed existential risk to the global economy, confident that we will eventually reach the other side as we always do. But we still do not know how bad things might get along the way. The world remains, as always, uncertain, though uncertainty has narrowed for now. The left tail of the probability distribution has flattened from what we expected.

Whether the stock market buying spree is driven by need (given the lack of an alternative) or greed, the result is the same. Investors are showing a willingness to look across a deep chasm and accept a sanguine view of the future for many businesses, particularly those in the tech space. However, prices for high quality businesses have not fallen to levels we might have hoped. And thanks to unprecedented U.S. government involvement in the country's corporate debt markets, high-yield bonds also have not presented the opportunity that one might have expected. This story, however, is far from written.

Performance

During the second quarter of 2020, the net asset value per share return of Source was 13.39%, and 8.57% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with a second quarter return of 20.54% for the S&P 500 Index and a return of 13.32% return for the 60/40 blended S&P 500/Bloomberg Barclays U.S. Aggregate Bond Index during the same period. For the calendar year to date period, the net asset value per share return of the Fund was -8.60%, and -13.15% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of -3.08% and 0.98% for the S&P 500 Index and the 60/40 blended S&P 500/Bloomberg Barclays U.S. Aggregate Bond Index during the same period, respectively. For the trailing twelve months ("TTM") ended June 30, 2020, the Source NAV, the S&P 500 Index and the 60/40 blended S&P 500/Bloomberg Barclays U.S. Aggregate Bond Index each returned -3.01%, 7.51%, and 8.58%, respectively.9

Source's top five contributors and detractors for the TTM ended June 30, 2020, are presented below. The winners contributed 3.97%, while the losers detracted 5.08%.

Trailing Twelve Month Contributors and Detractors10

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Alphabet	1.25%	7.4%	AIG	-1.57%	5.4%
Microsoft	0.90%	3.0%	Howmet Aerospace	-1.19%	4.6%
Charter Comm	0.70%	3.6%	Wells Fargo	-0.86%	2.6%
Broadcom	0.60%	4.2%	Ally Financial	-0.75%	1.4%
JD.com	0.52%	1.7%	McDermott Int'l	-0.71%	1.4%

Source's equity investments continue to be the biggest drivers of performance, and those in the tech sector have continued to outperform its more traditional value investments. While we own a number of high-quality growing businesses that trade at reasonable valuations, it seems no price is too high for some "quality" stocks, and no price is too low for lower quality ones. Similarly, growth can't be expensive enough, nor value cheap enough.

Turning to fixed-income, during the quarter, lower yields across much of the Treasury yield curve contributed to higher bond prices. However, by far the biggest driver of the increase in bond prices (and decline in bond yields) during the quarter was the reduction in credit spreads, both in investment grade and high-yield bonds. This decline in spreads comes after the enormous increase in spreads that occurred in March as COVID-19 embroiled financial markets and the world economy. Yet, despite the market now pricing bonds at spreads and yields that in many cases are similar to pre-COVID-19 levels, there is still significant uncertainty about the timing and efficacy of any treatment or vaccine—and therefore, about the short- and long-term impact the virus will have on society, the economy, businesses, consumers and asset prices. This uncertainty, coupled with elevated bond prices, creates a challenging investing environment as there is generally insufficient absolute return to compensate for possible negative outcomes. Because of this environment we continue to position this sleeve of Source's portfolio to protect investors' capital from future market dislocations and permanent impairments.

9  Comparison to the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

10  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve-month ("TTM") period. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the period is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

30,000' View

We believe that irrational behavior has once again entered pockets of the market. We also believe that Source owns good businesses at good prices, though their stock prices appear dwarfed at the moment by the unnaturally levitating shares of businesses with unproven operating models.

Faith-based investing has a checkered history, whether it be blind faith in a charismatic CEO or in central bankers around the world. Having set zero-bound interest rates in most parts, central banks have successfully forced the move into riskier assets—but that has failed to translate into real economic growth. Those who started with an investment portfolio are generally wealthier, while those who did not are generally worse off. Central bankers have spiked the Kool-Aid punch bowl, widening by fiat the gap between the Haves and Have Nots.

Negative interest rates take money away from savers and lenders and give it to borrowers and investors, including speculators. In one shocking example, LVMH Moët Hennessy—Louis Vuitton SE ("LVMH") acquired Tiffany for $16 billion, selling $10 billion of bonds to finance its purchase. Even the longest maturity of the bonds it sold, a tranche with an 11-year maturity, promised a yield of just 0.43%. As if that wasn't stunning enough, the European Central Bank has snapped up about 20 percent of European bond issues that meet certain qualifications, which this new LVMH debt appears to meet. Two of the five LVMH tranches denominated in Euros were even sold with negative yields—in other words, the holders of these bonds are literally paying Berrnard Arnault, LVMH's largest shareholder and the richest man in a country with historically left liberal leanings, to buy into a foreign-based luxury brand at a time when Covid-19 has vastly diminished consumer appetites. It's no wonder we have found so few high yield bonds to put into our portfolio.

When money costs almost nothing, or even less than nothing, it perverts price discovery. If there is no cost of capital, then one theoretically can pay an infinite price for assets, which creates a difficult backdrop for investors such as ourselves who insist on a margin of safety.

The U.S. Federal Reserve and European Central Bank are doing their best to inhibit what should have been (and might hopefully still be) a historic opportunity to buy high-yield debt. But investors thirsty for yield, coupled with central bank purchase of high-yielding corporate bonds, has propped prices up at higher levels than they otherwise would be.

The pandemic has brought the global economy to its knees. How long it will take the economy to reopen and what the world might look like when the economy does revive remains in question. We believe there will be no high interest rates in the years to come. Governments have an imperative to keep rates low, if for no other reason than minimizing budget damage. As a result, a portfolio light on risk assets might be disadvantageous.

Crisis foments change, and a new economic order can translate into a new social order. Currently, there is movement in the United States to establish greater equality, racially and financially. The coming U.S. elections are a cipher at this point. It's impossible to know which presidential candidate will win or what the ramifications might be if one were to remain in office or the other were to take over. We think the more significant variable could be the Senate races. If the Senate were to flip to the Democrats, we can expect higher personal and corporate taxes together with more generous and costly social programs—and an attendant increase in Federal deficits and the U.S. national debt. This would likely put an even more significant crimp in our economy, and we don't think the markets yet appreciate that. That, along with more attractive valuations outside the United States, further supports our continuing investment overseas.

Summary

We believe what one pays for a business shall guide returns. We will continue to prudently manage your portfolio.

None of us have seen anything like this, with so many businesses closed, people afraid to leave their homes, necessary socialization hijacked, and the loss of life. As Frodo said in J.R.R. Tolkien's The Fellowship of the Ring, "I wish it need not have happened in my time."

"So do I," replied Gandalf, "and so do all who live to see such times. But that is not for them to decide. All we have to decide is what to do with the time that is given us."

We wish everyone as well as can be during these extraordinary times.

Respectfully submitted,

Source Capital Portfolio Management Team

July 2020

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting www.fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.sourcecapitalinc.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

SOURCE CAPITAL, INC.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2020
(Unaudited)

Common Stocks		54.5%
Internet Media	12.0%
Semiconductor Devices	6.3%
Cable & Satellite	5.0%
Cement & Aggregates	3.1%
Diversified Banks	2.6%
P&C Insurance	2.6%
Electrical Components	2.1%
Industrial Distribution & Rental	2.1%
Infrastructure Software	2.0%
Investment Companies	1.9%
Application Software	1.8%
Internet Based Services	1.4%
Midstream — Oil & Gas	1.3%
Base Metals	1.3%
Banks	1.2%
Insurance Brokers	1.2%
Commercial & Residential Building Equipment & Systems	1.1%
Railroad Rolling Stock	1.0%
Medical Equipment	0.9%
Hotels, Restaurants & Leisure	0.7%
Apparel, Footwear & Accessory Design	0.7%
E-Commerce Discretionary	0.6%
Telecom Carriers	0.5%
Food & Drug Stores	0.5%
Real Estate Owners & Developers	0.4%
Energy	0.2%
Limited Partnerships		0.9%
Closed End Fund		0.8%
Bonds & Debentures		30.2%
Asset-Backed Securities	12.2%
Corporate Bank Debt	7.3%
Residential Mortgage-Backed Securities	3.9%
Commercial Mortgage-Backed Securities	3.4%
Corporate Bonds & Notes	3.4%
Short-term Investments		15.8%
Other Assets And Liabilities, Net		(2.2)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 12.0%
Alphabet, Inc. (Class A)(a)	6,289	$8,918,116
Alphabet, Inc. (Class C)(a)	5,767	8,152,289
Baidu, Inc. (ADR) (China)(a)	45,289	5,429,698
Facebook, Inc. (Class A)(a)	37,186	8,443,825
Naspers, Ltd. (N Shares) (South Africa)	36,251	6,608,034
Prosus NV (Netherlands)(a)	35,064	3,259,492
		$40,811,454
SEMICONDUCTOR DEVICES — 6.3%
Analog Devices, Inc.	78,615	$9,641,343
Broadcom, Inc.	30,898	9,751,718
NXP Semiconductors NV (Netherlands)	17,998	2,052,492
		$21,445,553
CABLE & SATELLITE — 5.0%
Charter Communications, Inc. (Class A)(a)	14,935	$7,617,447
Comcast Corp. (Class A)	245,179	9,557,078
		$17,174,525
CEMENT & AGGREGATES — 3.1%
HeidelbergCement AG (Germany)	58,881	$3,144,903
LafargeHolcim Ltd. (Switzerland)(a)	169,900	7,443,716
		$10,588,619
DIVERSIFIED BANKS — 2.6%
Bank of America Corp.	124,112	$2,947,660
Citigroup, Inc.	113,890	5,819,779
		$8,767,439
P&C INSURANCE — 2.6%
American International Group, Inc.	279,742	$8,722,356
ELECTRICAL COMPONENTS — 2.1%
TE Connectivity, Ltd. (Switzerland)	88,083	$7,183,169
INDUSTRIAL DISTRIBUTION & RENTAL — 2.1%
Howmet Aerospace, Inc.	262,381	$4,158,739
LG Corp. (South Korea)	50,644	2,997,757
		$7,156,496
INFRASTRUCTURE SOFTWARE — 2.0%
Microsoft Corp.	33,057	$6,727,430
INVESTMENT COMPANIES — 1.9%
Groupe Bruxelles Lambert SA (Belgium)	78,012	$6,545,437
APPLICATION SOFTWARE — 1.8%
Epic Games, Inc.(a)(b)(c)(d)	4,347	$2,499,525
Nexon Co. Ltd. (Japan)	154,300	3,482,557
		$5,982,082
INTERNET BASED SERVICES — 1.4%
Booking Holdings, Inc.(a)	3,032	$4,827,975
MIDSTREAM — OIL & GAS — 1.3%
Kinder Morgan, Inc.	301,164	$4,568,658

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
BASE METALS — 1.3%
Glencore plc (Switzerland)(a)	2,060,720	$4,371,999
BANKS — 1.2%
Wells Fargo & Co.	156,770	$4,013,312
INSURANCE BROKERS — 1.2%
Aon plc (Class A) (Britain)	20,801	$4,006,273
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 1.1%
Otis Worldwide Corp.	24,623	$1,400,064
Samsung C&T Corp. (South Korea)	24,166	2,330,511
		$3,730,575
RAILROAD ROLLING STOCK — 1.0%
Westinghouse Air Brake Technologies Corp.	58,823	$3,386,440
MEDICAL EQUIPMENT — 0.9%
Olympus Corp. (Japan)	167,200	$3,213,925
HOTELS, RESTAURANTS & LEISURE — 0.7%
Marriott International, Inc. (Class A)	29,466	$2,526,120
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.7%
Cie Financiere Richemont SA (Switzerland)	34,843	$2,222,715
E-COMMERCE DISCRETIONARY — 0.6%
Alibaba Group Holding Ltd. (ADR) (China)(a)	9,277	$2,001,049
TELECOM CARRIERS — 0.5%
SoftBank Group Corp. (Japan)	35,700	$1,801,945
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	71,710	$1,545,350
REAL ESTATE OWNERS & DEVELOPERS — 0.4%
Swire Pacific Ltd. (Class A) (Hong Kong)	288,632	$1,530,582
ENERGY — 0.2%
PHI Group, Inc.(a)(b)(c)(d)	26,711	$173,622
PHI Group, Inc., Restricted(a)(b)(c)(d)	57,741	375,316
		$548,938
TOTAL COMMON STOCKS — 54.5% (Cost $167,058,621)		$185,400,416
LIMITED PARTNERSHIPS — 0.9%
Silverpeak Credit Opportunities Onshore Fund LP(b)(c)(d)	29,705	$2,646,331
MSD Real Estate Credit Opportunities Fund(b)(c)(d)	30,000	395,327
TOTAL LIMITED PARTNERSHIPS (Cost $3,261,710)		$3,041,658
CLOSED END FUND — 0.8%
Altaba Escrow(b)(c)(d) (Cost $1,293,263)	142,220	$2,915,510

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
AGENCY — 0.4%
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	$168,336	$170,672
Government National Mortgage Association 2010-161 B — 3.000% 7/16/2040	42,156	42,373
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	1,089,842	1,123,584
		$1,336,629
AGENCY STRIPPED — 1.2%
Government National Mortgage Association 2014-171 IO — 0.618% 11/16/2055(e)	$13,692,303	$357,206
Government National Mortgage Association 2012-58 IO — 0.623% 2/16/2053(e)	7,467,700	96,594
Government National Mortgage Association 2012-79 IO — 0.624% 3/16/2053(e)	5,575,568	102,030
Government National Mortgage Association 2012-109 IO — 0.685% 10/16/2053(e)	10,671,830	144,119
Government National Mortgage Association 2015-86 IO — 0.688% 5/16/2052(e)	2,475,304	93,511
Government National Mortgage Association 2015-19 IO — 0.731% 1/16/2057(e)	6,927,774	301,471
Government National Mortgage Association 2013-146 IO — 0.732% 11/16/2048(e)	13,237,000	336,279
Government National Mortgage Association 2014-153 IO — 0.750% 4/16/2056(e)	7,478,658	274,111
Government National Mortgage Association 2014-187 IO — 0.751% 5/16/2056(e)	4,153,480	169,558
Government National Mortgage Association 2012-114 IO — 0.772% 1/16/2053(e)	12,311,165	323,390
Government National Mortgage Association 2013-74 IO — 0.794% 12/16/2053(e)	15,450,939	493,055
Government National Mortgage Association 2015-114 IO — 0.818% 3/15/2057(e)	1,586,245	64,081
Government National Mortgage Association 2015-108 IO — 0.830% 10/16/2056(e)	6,368,910	282,652
Government National Mortgage Association 2015-169 IO — 0.907% 7/16/2057(e)	1,890,907	98,516
Government National Mortgage Association 2016-65 IO — 0.972% 1/16/2058(e)	4,045,608	238,939
Government National Mortgage Association 2016-125 IO — 0.985% 12/16/2057(e)	3,084,400	180,098
Government National Mortgage Association 2016-106 IO — 1.010% 9/16/2058(e)	5,916,071	372,989
		$3,928,599
NON-AGENCY — 1.8%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(e)	$51,911	$52,009
Citigroup Commercial Mortgage Trust 2013-GC11 A3 — 2.815% 4/10/2046	702,136	729,239
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	67,887	69,179
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 1.570% 10/15/2031(e)(f)	17,903	16,628
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 1.570% 10/15/2031(e)(f)	226,000	193,548
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	138,811	143,170
COMM Mortgage Trust 2012-CR2 A4 — 3.147% 8/15/2045	231,000	239,425
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(f)	287,000	289,975
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(f)	718,037	729,826
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.400% 5/10/2045	686,837	702,279
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(f)	86,000	88,466
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(f)	1,164,000	1,182,344
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	525,805	542,809
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	972,000	987,690
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	195,000	202,775
		$6,169,362
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $12,192,152)		$11,434,590
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.9%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.3%
Federal Home Loan Mortgage Corp. 4302 AE — 2.000% 11/15/2029	$195,844	$198,622
Federal Home Loan Mortgage Corp. 4162 P — 3.000% 2/15/2033	640,799	671,599
Federal Home Loan Mortgage Corp. 4664 TA — 3.000% 9/15/2037	75,048	75,508
Federal Home Loan Mortgage Corp. 4504 DN — 3.000% 10/15/2040	188,892	192,475
Federal Home Loan Mortgage Corp. 3862 MB — 3.500% 5/15/2026	294,259	307,829

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Federal National Mortgage Association 4220 EH — 2.500% 6/15/2028	$201,239	$206,599
Federal National Mortgage Association 2011-61 B — 3.000% 7/25/2026	188,560	195,483
Federal National Mortgage Association 2017-30 G — 3.000% 7/25/2040	160,803	165,044
Federal National Mortgage Association 2013-93 PJ — 3.000% 7/25/2042	35,115	36,766
Federal National Mortgage Association 2017-16 JA — 3.000% 2/25/2043	358,069	362,615
Federal National Mortgage Association 2018-16 HA — 3.000% 7/25/2043	399,526	411,309
Federal National Mortgage Association 2011-98 VE — 3.500% 6/25/2026	310,762	312,967
Federal National Mortgage Association 2011-80 KB — 3.500% 8/25/2026	234,143	244,339
Federal National Mortgage Association 2017-45 KD — 3.500% 2/25/2044	251,389	257,223
Federal National Mortgage Association 2017-52 KC — 3.500% 4/25/2044	249,744	253,333
Federal National Mortgage Association 2017-59 DC — 3.500% 5/25/2044	405,632	415,496
Federal National Mortgage Association 2003-78 B — 5.000% 8/25/2023	97,415	101,878
		$4,409,085
AGENCY POOL FIXED RATE — 0.1%
Federal Home Loan Mortgage Corp. G13122 — 5.000% 4/1/2023	$83,163	$86,426
Federal Home Loan Mortgage Corp. G13145 — 5.500% 4/1/2023	150,874	156,733
Federal National Mortgage Association AE0286 — 5.000% 4/1/2025	94,573	98,563
Federal National Mortgage Association AL7725 — 5.000% 9/1/2025	106,842	111,462
		$453,184
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
BRAVO Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(f)	$459,642	$475,529
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(e)(f)	476,241	487,385
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(e)(f)	769,543	814,233
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.000% 1/25/2035(e)(f)	134,456	140,083
Finance of America HECM Buyout 2020-HB1 M1, VRN — 2.105% 2/25/2030(e)(f)	162,000	162,991
Finance of America HECM Buyout 2019-AB1 A — 2.656% 12/27/2049(f)	485,313	483,694
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.500% 5/25/2058(e)(f)	749,967	779,574
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(b)(e)(f)	125,000	124,289
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028(b)(e)(f)	188,000	189,339
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(e)(f)	72,339	73,761
Towd Point Mortgage Trust 2016-3 A1 — 2.250% 4/25/2056(e)(f)	247,292	249,118
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.750% 5/25/2055(e)(f)	86,411	87,147
Towd Point Mortgage Trust 2017-2 A1, VRN — 2.750% 4/25/2057(e)(f)	817,577	833,065
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(e)(f)	602,814	620,965
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(e)(f)	989,768	1,038,574
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(e)(f)	955,553	992,013
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.750% 3/25/2058(e)(f)	940,052	987,379
		$8,539,139
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $13,091,872)		$13,401,408
ASSET-BACKED SECURITIES — 12.2%
AUTO — 1.5%
CarMax Auto Owner Trust 2018-1 A4 — 2.640% 6/15/2023	$218,000	$224,013
Credit Acceptance Auto Loan Trust 2017-3A B — 3.210% 8/17/2026(f)	941,000	940,622
First Investors Auto Owner Trust 2017-1A C — 2.950% 4/17/2023(f)	219,000	220,176
Ford Credit Auto Lease Trust 2019-B B — 2.360% 1/15/2023	549,000	548,909
GM Financial Automobile Leasing Trust 2020-1 B — 1.840% 12/20/2023	209,000	206,049
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(f)	116,000	114,385
Nissan Auto Receivables Owner Trust 2019-A A3 — 2.900% 10/16/2023	96,000	98,879
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.160% 12/16/2024	451,000	462,668

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Prestige Auto Receivables Trust 2019-1A B — 2.530% 1/16/2024(f)	$294,000	$298,211
Toyota Auto Receivables Owner Trust 2019-C A3 — 1.910% 9/15/2023	186,000	189,918
Volkswagen Auto Lease Trust 2019-A A4 — 2.020% 8/20/2024	263,000	260,693
Westlake Automobile Receivables Trust 2020-1A C — 2.520% 4/15/2025(f)	1,196,000	1,210,995
World Omni Automobile Lease Securitization Trust 2019-B B — 2.130% 2/18/2025	203,000	199,700
		$4,975,218
COLLATERALIZED LOAN OBLIGATION — 5.2%
Adams Mill CLO Ltd. 2014-1A B2R — 3.350% 7/15/2026(f)	$250,000	$250,070
B&M CLO Ltd. 2014-1A A2R, FRN, 3M USD LIBOR + 1.600% — 2.776% 4/16/2026(e)(f)	287,000	283,642
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 2.285% 10/17/2026(e)(f)	118,305	118,042
California Street CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(f)	427,000	427,246
Cerberus Corporate Credit Solutions Fund — 2.749% 10/15/2030(e)(f)	1,197,000	1,149,689
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 2.969% 4/15/2027(e)(f)	653,625	649,790
Cerberus Loan Funding XXI LP 2017-4A A, FRN,3M USD LIBOR + 1.450% — 2.669% 10/15/2027(e)(f)	619,053	614,484
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(f)	49,424	49,517
Elm Trust 2018-2A A2 — 4.605% 10/20/2027(f)	513,000	512,360
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN, 3M USD LIBOR + 1.550% — 1.942% 11/15/2029(e)(f)	1,027,000	1,001,835
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN, 3M USD LIBOR + 7.250% — 7.642% 11/15/2029(e)(f)	328,000	276,636
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 7.803% 12/15/2028(e)	561,000	490,094
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R, 3M USD LIBOR + 0.90% — 2.035% 10/18/2027(e)(f)	775,443	765,148
Halcyon Loan Advisors Funding Ltd. 2015-1A AR, FRN, 3M USD LIBOR + 0.920% — 2.055% 4/20/2027(e)(f)	642,264	636,456
Halcyon Loan Advisors Funding Ltd. 2014-3A AR, 3M USD LIBOR + 1.100% — 2.198% 10/22/2025(e)(f)	108,080	107,537
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(f)	590,000	595,791
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(f)	910,000	919,739
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN, 3M USD LIBOR + 1.530% — 2.665% 10/20/2029(e)(f)	250,000	239,481
Ivy Hill Middle Market Credit Fund X Ltd. 10A A1AR, 3M USD LIBOR + 1.125% — 2.385% 7/18/2030(e)(f)	604,000	574,322
Nassau Ltd. 2017-IA A1AS, 3M USD LIBOR + 1.150%, FRN — 2.369% 10/15/2029(b)(e)(f)	775,000	755,594
Saranac CLO III Ltd. 2014-3A ALR, FRN, 3M USD LIBOR + 1.60% — 1.906% 6/22/2030(e)(f)	628,174	621,678
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 1.562% 5/15/2026(e)(f)	141,419	140,532
Sound Point CLO XVII Ltd. 2017-3A A1A, 3M USD LIBOR + 1.220%, FRN — 2.355% 10/20/2030(e)(f)	413,000	398,995
Sound Point CLO XVII Ltd. 2017-3A A1B, 3M USD LIBOR + 1.220%, FRN — 2.355% 10/20/2030(e)(f)	413,000	398,995
Telos CLO Ltd. 2014-5A A1R, FRN, 3M USD LIBOR + 0.950% — 2.085% 4/17/2028(e)(f)	819,153	806,150
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300% — 2.435% 7/17/2026(e)(f)	248,972	247,378
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000% — 3.135% 7/17/2026(e)(f)	550,000	539,549
THL Credit Wind River CLO Ltd. 2016-1A AR, FRN, 3M USD LIBOR + 1.05% — 2.269% 7/15/2028(e)(f)	640,000	631,644
VCO CLO LLC 2018-1A A, FRN, 3M USD LIBOR + 1.50% — 2.635% 7/20/2030(e)(f)	607,000	585,347
Venture XXV CLO Ltd. 2016-25A AR, 3M USD LIBOR + 1.230%, FRN — 2.365% 4/20/2029(e)(f)	554,000	543,139

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Wellfleet CLO Ltd. 2016-1A AR, FRN, 3M USD LIBOR +0.910% — 2.045% 4/20/2028(e)(f)	$629,000	$619,035
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(f)	77,595	77,612
Zais CLO 14 Ltd. 2020-14A A1A, 3M USD LIBOR + 1.400%, FRN — 2.761% 4/15/2032(e)(f)	1,098,000	1,077,634
Zais CLO 2 Ltd. 2014-2A A1BR — 2.920% 7/25/2026(f)	34,717	34,731
Zais CLO 7 LLC 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 2.509% 4/15/2030(e)(f)	498,292	484,759
		$17,624,651
CREDIT CARD — 0.6%
American Express Credit Account Master Trust 2019-2 B — 2.860% 11/15/2024	$879,000	$900,004
Synchrony Card Funding LLC 2019-A2 A — 2.340% 6/15/2025	1,070,000	1,099,867
		$1,999,871
EQUIPMENT — 3.2%
ARI Fleet Lease Trust 2019-A A2A — 2.410% 11/15/2027(f)	$336,154	$338,732
ARI Fleet Lease Trust 2018-A A3 — 2.840% 10/15/2026(f)	340,000	343,828
ARI Fleet Lease Trust 2018-B A3 — 3.430% 8/16/2027(f)	505,000	522,394
Ascentium Equipment Receivables 2019-2A A3 — 2.190% 11/10/2026(f)	709,000	722,816
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.450% 3/20/2023(f)	238,000	238,625
Chesapeake Funding II LLC 2017-4A C — 2.760% 11/15/2029(f)	222,000	221,483
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(f)	240,560	226,549
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(f)	356,000	356,778
Enterprise Fleet Financing LLC 2020-1 A2 — 1.780% 12/22/2025(f)	412,000	416,588
GreatAmerica Leasing Receivables Funding LLC Series 2020-1 A3 — 1.760% 8/15/2023(f)	303,000	300,045
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.830% 6/17/2024(f)	210,000	211,225
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.890% 1/22/2024(f)	250,000	250,630
HPEFS Equipment Trust 2020-1A C — 2.030% 2/20/2030(f)	526,000	525,636
HPEFS Equipment Trust 2019-1A B — 2.320% 9/20/2029(f)	103,000	102,129
John Deere Owner Trust 2018-A A4 — 2.910% 1/15/2025	598,000	606,947
John Deere Owner Trust 2019 A A4 — 3.000% 1/15/2026	236,000	242,017
John Deere Owner Trust 2018-B A4 — 3.230% 6/16/2025	620,000	633,543
Kubota Credit Owner Trust 2018-1A A4 — 3.210% 1/15/2025(f)	110,000	113,440
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(f)	474,000	443,626
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.210% 2/15/2024(f)	240,000	241,848
NextGear Floorplan Master Owner Trust 2018-2A A2 — 3.690% 10/15/2023(f)	322,000	325,532
Prop Series 2017-1A — 5.300% 3/15/2042(b)	543,345	461,843
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	296,000	305,700
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	684,000	696,780
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	701,000	716,391
Verizon Owner Trust 2018-1A B — 3.050% 9/20/2022(f)	553,000	566,061
Verizon Owner Trust 2018-A B — 3.380% 4/20/2023	593,000	606,968
Wheels SPV 2 LLC 2018-1A A3 — 3.240% 4/20/2027(f)	291,000	296,693
		$11,034,847
OTHER — 1.7%
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 AT3 — 2.512% 9/15/2052(f)	$520,000	$517,400
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(f)	496,628	496,734
New Residential Mortgage LLC 2018-FNT2 A — 3.790% 7/25/2054(f)	574,339	574,528
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(f)	231,735	231,592
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(f)	266,574	266,573
PFS Financing Corp. 2019-A A2 — 2.860% 4/15/2024(f)	314,000	323,313
PFS Financing Corp. 2018-B A — 2.890% 2/15/2023(f)	1,085,000	1,098,118
PFS Financing Corp. 2018-B B — 3.080% 2/15/2023(f)	191,000	193,190
PFS Financing Corp. 2018-D A — 3.190% 4/17/2023(f)	846,000	860,069
PFS Financing Corp. 2018-D B — 3.450% 4/17/2023(f)	421,000	429,428

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
PFS Financing Corp. 2018-F A — 3.520% 10/15/2023(f)	$698,000	$720,013
PFS Financing Corp. 2018-F B — 3.770% 10/15/2023(f)	126,000	129,740
		$5,840,698
TOTAL ASSET-BACKED SECURITIES (Cost $41,732,830)		$41,475,285
CORPORATE BONDS & NOTES — 3.4%
COMMUNICATIONS — 0.0%
Uber Technologies, Inc. — 8.000% 11/1/2026(f)	$128,000	$129,920
CONSUMER, CYCLICAL — 1.8%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$780
Air Canada 2020-1 Class C Pass Through Trust — 10.500% 7/15/2026(f)	1,500,000	1,441,691
Carnival Corp. — 11.500% 4/1/2023(f)	1,867,000	2,016,360
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	2,579,000	2,682,160
		$6,140,991
CONSUMER, NON-CYCLICAL — 0.3%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 11.500% 6/30/2024(f)	$1,097,840	$1,048,437
ENERGY — 0.9%
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(f)	$484,000	$401,720
Gulfport Energy Corp. — 6.625% 5/1/2023	171,000	100,890
Gulfport Energy Corp. — 6.000% 10/15/2024	337,000	175,240
Gulfport Energy Corp. — 6.375% 5/15/2025	162,000	80,215
Gulfport Energy Corp. — 6.375% 1/15/2026	169,000	81,332
Par Petroleum LLC / Par Petroleum Finance Corp. — 12.875% 1/15/2026(f)	2,000,000	2,040,000
		$2,879,397
INDUSTRIAL — 0.4%
Tidewater, Inc. — 8.000% 8/1/2022	$1,491,738	$1,309,000
TOTAL CORPORATE BONDS & NOTES (Cost $10,947,612)		$11,507,745
CORPORATE BANK DEBT — 7.3%
ABG Intermediate Holding 2 LLC, 1M USD LIBOR + 3.500% — 4.500% 9/29/2024(c)	$342,000	$318,915
BJ Services Inc., 3M USD LIBOR + 7.000% — 8.500% 1/3/2023(b)(c)(d)	1,092,500	922,133
Franchise Group New Holding LLC, 8.000% 9/30/2020(b)(c)(d)	2,934,129	2,934,129
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 3/15/2024(c)	631,000	537,092
General Nutrition Centers, Inc., 1M USD LIBOR + 9.000% — 10.000% 12/23/2020(c)	891,000	846,450
Hanjin International Corp., 1M USD LIBOR + 2.500% — 2.678% 10/18/2020(c)	248,000	223,200
JC Penney Corp., Inc., 1M USD LIBOR + 11.750% — 13.000% 11/15/2020(c)	90,115	48,212
JC Penney Corp., Inc, 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(c)	516,374	198,804
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024(c)	290,785	241,351
MB2LTL, 3M USD LIBOR + 9.250% — 10.250% 11/30/2023(b)(c)	184,000	180,272
McDermott International, Inc., 1M USD LIBOR + 9.000% — 9.794% 10/21/2020(c)	2,773,277	2,745,544
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023(c)	650,000	15,500
McDermott Technology Americas, Inc., 3M USD LIBOR + 9.000% — 10.000% 10/21/2020(c)	420,760	416,552
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.500% — 6.350% 5/10/2023(c)	4,165,000	979,375
McDermott Technology Americas, Inc., 1M USD LIBOR + 6.000% — 6.350% 5/9/2025(c)	3,654,226	1,224,166
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.627% 10/23/2020(c)	7,117,000	(71,170)
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021(b)(c)(d)	3,305,000	2,809,250
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024(b)(c)(d)	3,694,270	3,295,588
OTGTL, 3M USD LIBOR + 9.000% — 10.169% 8/23/2021(b)(c)	675,307	630,994

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
PHI, Inc., 6M USD LIBOR + 7.000% — 8.000% 9/4/2024(c)	$1,124,165	$1,107,303
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.500% 8/16/2023(c)	593,883	489,953
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 4.850% 9/22/2025	2,000,000	1,680,000
Steenbok Lux Finco 2 SARL, PIK — 7.875% 12/31/2021(c)	2,047,000	2,276,806
Windstream Corp., 1M USD LIBOR + 0.000% — 7.500% 2/17/2024(c)	482,000	289,200
ZW1L, 3M USD LIBOR + 5.000% — 6.000% 11/16/2022(b)(c)	357,050	351,027
ZW2L, 3M USD LIBOR + 9.000% — 10.100% 11/16/2023(b)(c)	82,491	80,274
TOTAL CORPORATE BANK DEBT (Cost $27,954,767)		$24,770,920
TOTAL BONDS & DEBENTURES — 30.2% (Cost $105,919,233)		$102,589,948
TOTAL INVESTMENT SECURITIES — 86.4% (Cost $277,532,827)		$293,947,532
SHORT-TERM INVESTMENTS — 15.8%
State Street Bank Repurchase Agreement — 0.00% 7/1/2020(g) (Dated 06/30/2020, repurchase price of $53,809,000, collateralized by $50,594,6000 principal amount U.S. Treasury Notes — 2.63% 2023, fair value $54,885,275)	$53,809,000	$53,809,000
TOTAL SHORT-TERM INVESTMENTS (Cost $53,809,000)		$53,809,000
TOTAL INVESTMENTS — 102.2% (Cost $331,341,827)		$347,756,532
Other Assets and Liabilities, net — (2.2)%		(7,621,230)
NET ASSETS — 100.0%		$340,135,302

(a)  Non-income producing security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(c)  Restricted securities. These restricted securities constituted 9.44% of total net assets at June 30, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 5.58% of total net assets at June 30, 2020.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 3.500% — 4.500% 9/27/2024	03/06/2020	$333,670	$318,915	0.09%
Altaba Escrow	09/27/2019	1,293,263	2,915,510	0.86%
BJ Services Inc., 3M USD LIBOR + 7.000% — 8.910% 1/3/2023	01/28/2019	1,085,531	922,133	0.27%
Epic Games, Inc.	06/25/2020	2,499,525	2,499,525	0.73%
Franchise Group New Holding LLC 8.000% 5/14/2020	02/14/2020	2,934,129	2,934,129	0.86%
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 2/27/2022	12/10/2019	533,937	537,092	0.16%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 7.990% 12/31/2022	12/21/2018	890,822	846,450	0.25%
Hanjin International Corp., 1M USD LIBOR + 2.500% — 3.489% 10/18/2020	10/31/2019, 03/09/2020	245,853	223,200	0.07%
JC Penney Corp., Inc., 1M USD LIBOR + 11.750% — 13.000% 11/15/2020	10/04/2017, 10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018	45,058	48,212	0.01%
JC Penney Corp., Inc, 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	06/08/2020	502,747	198,804	0.06%
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024	08/11/2017	288,904	241,351	0.07%
MB2LTL, 3M USD LIBOR + 9.250% — 10.250% 11/30/2023	12/02/2016, 01/31/2017	182,405	180,272	0.05%
McDermott International, Inc., 1M USD LIBOR + 9.000% — 9.794% 10/21/2020	11/12/2019, 04/16/2020, 04/22/2020	2,773,277	2,745,544	0.81%
McDermott Technology Americas, Inc., 1M USD LIBOR + 6.000% — 6.350% 5/9/2025	09/19/2019, 09/25/2019, 09/26/2019, 10/24/2019, 10/29/2019, 10/30/2019, 11/01/2019, 11/04/2019, 11/05/2019, 11/13/2019, 11/14/2019, 11/15/2019, 11/22/2019, 11/26/2019	2,251,889	1,224,166	0.36%
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	11/12/2019	62,050	15,500	0.00%
McDermott Technology Americas, Inc., 3M USD LIBOR + 9.000% — 10.000% 10/21/2020	10/31/2019, 02/3/2020, 04/16/2020, 04/22/2020	411,053	416,552	0.12%
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.500% — 6.350% 5/10/2023	09/27/2019, 09/30/2019, 10/04/2019, 11/12/2019	1,794,625	979,375	0.29%
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.627% 10/23/2020	02/28/2020	(198,944)	(71,170)	(0.02)%
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021	11/07/2019	3,288,392	2,809,250	0.83%
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024	11/25/2019, 12/12/2019, 12/13/2019, 12/18/2019, 12/31/2019, 03/27/2020	3,660,904	3,295,588	0.97%
MSD Real Estate Credit Opportunities Fund	06/11/2020	395,327	395,327	0.12%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
OTGTL, 3M USD LIBOR + 9.000% — 10.169% 8/23/2021	08/26/2016, 02/28/2017, 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017, 11/30/2017, 01/26/2018, 03/08/2018, 05/09/2018, 05/15/2018, 06/13/2018, 07/13/2018, 08/17/2018, 10/10/2018	$671,270	$630,994	0.19%
PHI Group, Inc.	08/19/2019	210,879	173,622	0.05%
PHI Group, Inc., Restricted	08/19/2019	479,828	375,316	0.11%
PHI, Inc., 6M USD LIBOR + 7.000% — 8.000% 9/4/2024	12/05/2019	1,107,303	1,107,303	0.33%
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.500% 8/16/2023	11/18/2019	588,741	489,953	0.14%
Silverpeak Credit Opportunities LP	11/18/2019, 05/29/2020	2,866,383	2,646,331	0.78%
Steenbok Lux Finco 2 SARL, PIK — 7.875% 12/31/2021	03/26/2020	2,001,995	2,276,806	0.67%
Windstream Corp., 1M USD LIBOR + 0.000% — 7.500% 2/17/2024	01/07/2020, 02/14/2020	461,891	289,200	0.09%
ZW1L, 3M USD LIBOR + 5.000% — 6.000% 11/16/2022	11/17/2016	355,479	351,027	0.10%
ZW2L, 3M USD LIBOR + 9.000% — 10.100% 11/16/2023	11/17/2016	81,787	80,274	0.02%
TOTAL RESTRICTED SECURITIES		$34,099,973	$32,096,551	9.44%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $277,532,827)	$293,947,532
Short-term investments — at amortized cost (maturities 60 days or less)	53,809,000
Cash	2,802,755
Foreign currencies at value (identified cost $29)	30
Receivable for:
Dividends and interest	726,412
Investment securities sold	601,570
Prepaid expenses and other assets	288,582
Total assets	352,175,881
LIABILITIES
Payable for:
Investment securities purchased	11,566,187
Advisory fees	194,567
Accrued expenses and other liabilities	279,825
Total liabilities	12,040,579
NET ASSETS	$340,135,302
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,476,467 shares	$8,476,467
Additional Paid-in Capital	315,059,524
Distributable earnings	16,599,311
NET ASSETS	$340,135,302
NET ASSET VALUE
Common Stock net asset value per share	$40.13
Common Stock market price per share	$33.08

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2020
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $54,110)	$2,139,059
Interest	2,986,462
Total investment income	5,125,521
EXPENSES
Advisory fees	1,169,866
Audit and tax services fees	93,423
Legal fees	78,053
Reports to shareholders	76,694
Director fees and expenses	70,055
Transfer agent fees and expenses	62,114
Custodian fees	51,348
Filing fees	12,432
Administrative services fees	9,607
Other professional fees	8,696
Other	9,904
Total expenses	1,642,192
Net investment income	3,483,329
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,694,258
Investments in foreign currency transactions	(19,047)
Net change in unrealized appreciation (depreciation) of:
Investments	(37,459,727)
Translation of foreign currency denominated amounts	(31,772)
Net realized and unrealized loss	(35,816,288)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,332,959)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,483,329	$6,097,088
Net realized gain (loss)	1,675,211	(2,797,975)
Net change in unrealized appreciation (depreciation)	(37,491,499)	62,408,161
Net increase (decrease) in net assets resulting from operations	(32,332,959)	65,707,274
Distributions to shareholders	(4,238,234)	(8,489,561)
Capital Stock transactions:
Cost of Capital Stock repurchased	—	(2,381,181)
Net increase (decrease) from Capital Stock transactions	—	(2,381,181)
Total change in net assets	(36,571,193)	54,836,532
NET ASSETS
Beginning of period	376,706,495	321,869,963
End of period	$340,135,302	$376,706,495
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	—	(70,966)
Change in Capital Stock outstanding	—	(70,966)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each period

	Six months ended June 30, 2020	Year ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$44.44	$37.66	$45.06	$41.12	$73.07	$80.44
Income from investment operations:
Net investment income(1)	$0.41	$0.72	$0.55	$0.50	$0.40	$0.02
Net realized and unrealized gain (loss) on investment securities	(4.22)	7.02	(3.79)	5.17	2.82	(3.39)
Total from investment operations	$(3.81)	$7.74	$(3.24)	$5.67	$3.22	$(3.37)
Distributions to Common shareholders:
Dividends from net investment income	$(0.50)	$(1.00)	$(4.20)	$(0.71)	$(1.58)	$(0.04)
Distributions from net realized capital gains	—	—	—	(1.02)	(33.65)	(3.96)
Total distributions	$(0.50)	$(1.00)	$(4.20)	$(1.73)	$(35.23)	$(4.00)
Capital stock repurchased	—	$0.04	$0.04	— *	$0.01	—
Capital contributions(2)	—	—	—	—	$0.05	—
Net asset value at end of period	$40.13	$44.44	$37.66	$45.06	$41.12	$73.07
Per share market value at end of period	$33.08	$38.69	$32.55	$40.76	$35.95	$66.26
Total investment return(3)	(13.15)%	22.11%	(7.69)%	18.42%	8.13%	(2.76)%
Net asset value total return(4)	(8.60)%	20.89%	(10.30)%	14.01%	9.05%	(4.38)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$340,135	$376,706	$321,870	$388,264	$355,331	$632,454
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.97%†	1.00%	0.91%	0.94%	0.91%	0.85%
Net investment income	2.05%†	1.71%	1.23%	1.16%	0.87%	0.03%
Portfolio turnover rate	61%†	29%	59%	30%	35%	39%

(1)  Per share amount is based on average shares outstanding.

(2)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

(3)  Based on market value per share, adjusted for reinvestment of distributions.

(4)  Based on net asset value per share, adjusted for reinvestment of distributions.

*  Rounds to less than $0.01 per share.

†  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2020
(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2020. On November 11, 2019, the Board of Directors of the Fund terminated the Fund's stock repurchase program, which was initially approved by the Board on November 16, 2015. The Board may adopt a new stock repurchase program for the Fund, solely in its discretion, at any future time in response to various events, including, but not limited to, changing market conditions and/or material variations in the Fund's discount level. The adoption of any future stock repurchase program for the Fund will be publicly disclosed prior to its effectiveness.

NOTE 4—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

Cost of purchases of investment securities (excluding short-term investments) aggregated $95,449,316 for the period ended June 30, 2020. The proceeds and cost of securities sold resulting in net realized gains of $1,694,258 aggregated $112,457,594 and $110,763,336, respectively, for the period ended June 30, 2020. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at June 30, 2020 was $280,270,397 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2020, for federal income tax purposes was $38,278,741 and $24,601,606, respectively resulting in net unrealized appreciation of $13,677,135. As of and during the period ended June 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2020, the Fund paid aggregate fees and expenses of $70,055 to all Directors who are not affiliated persons of the Adviser.

NOTE 6—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$40,811,454	—	—	$40,811,454
Semiconductor Devices	21,445,553	—	—	21,445,553
Cable & Satellite	17,174,525	—	—	17,174,525
Cement & Aggregates	10,588,619	—	—	10,588,619
Diversified Banks	8,767,439	—	—	8,767,439
P&C Insurance	8,722,356	—	—	8,722,356
Electrical Components	7,183,169	—	—	7,183,169
Industrial Distribution & Rental	7,156,496	—	—	7,156,496
Infrastructure Software	6,727,430	—	—	6,727,430
Investment Companies	6,545,437	—	—	6,545,437
Application Software	3,482,557	—	$2,499,525	5,982,082
Internet Based Services	4,827,975	—	—	4,827,975
Midstream—Oil & Gas	4,568,658	—	—	4,568,658
Base Metals	4,371,999	—	—	4,371,999
Banks	4,013,312	—	—	4,013,312
Insurance Brokers	4,006,273	—	—	4,006,273
Commercial & Residential Building Equipment & Systems	3,730,575	—	—	3,730,575
Railroad Rolling Stock	3,386,440	—	—	3,386,440
Medical Equipment	3,213,925	—	—	3,213,925
Hotels, Restaurants & Leisure	2,526,120	—	—	2,526,120
Apparel, Footwear & Accessory Design	2,222,715	—	—	2,222,715
E-Commerce Discretionary	2,001,049	—	—	2,001,049
Telecom Carriers	1,801,945	—	—	1,801,945
Food & Drug Stores	1,545,350	—	—	1,545,350
Real Estate Owners & Developers	1,530,582	—	—	1,530,582
Energy	—	—	548,938	548,938
Limited Partnerships	—	—	3,041,658	3,041,658
Closed End Fund	—	—	2,915,510	2,915,510
Commercial Mortgage-Backed Securities
Agency	—	$1,336,629	—	1,336,629
Agency Stripped	—	3,928,599	—	3,928,599
Non-Agency	—	6,169,362	—	6,169,362
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	4,409,085	—	4,409,085
Agency Pool Fixed Rate	—	453,184	—	453,184
Non-Agency Collateralized Mortgage Obligation	—	8,225,511	313,628	8,539,139
Asset-Backed Securities
Auto	—	4,975,218	—	4,975,218
Collateralized Loan Obligation	—	16,869,057	755,594	17,624,651
Credit Card	—	1,999,871	—	1,999,871
Equipment	—	10,573,004	461,843	11,034,847
Other	—	5,840,698	—	5,840,698
Corporate Bonds & Notes	—	11,507,745	—	11,507,745
Corporate Bank Debt	—	13,567,253	11,203,667	24,770,920
Short-Term Investment	—	53,809,000	—	53,809,000
	$182,351,953	$143,664,216	$21,740,363	$347,756,532

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2020:

Investments	Beginning Value at December 31, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2020
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$1,121,175	$(1,794)	—	$(635,687)	$(170,066)	$313,628	—
Asset-Backed Securities Collateralized Loan Obligation	—	(19,406)	$775,000	—	—	755,594	$(19,406)
Asset-Backed Securities Equipment	579,343	(72,193)	—	(45,307)	—	461,843	(72,223)
Corporate Bank Debt	9,707,633	(859,135)	5,826,471	(3,471,302)	—	11,203,667	(1,092,317)
Common Stocks Application Software	—	—	2,499,525	—	—	2,499,525	—
Common Stocks Energy	548,938	—	—	—	—	548,938	—
Limited Partnerships	2,445,508	(220,052)	920,327	(104,125)	—	3,041,658	(220,052)
Closed End Fund	2,871,422	44,088	—	—	—	2,915,510	44,088
	$17,274,019	$(1,128,492)	$10,021,323	$(4,256,421)	$(170,066)	$21,740,363	$(1,359,910)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $483,694 from Level 3 into Level 2 and $313,627 from Level 2 into level 3 during the period ended June 30, 2020.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2020:

Financial Assets	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stock— Application Software	$2,499,525	Restricted Assets(e)	Quotes/Prices	$575.00
Common Stock-Energy	$548,938	Restricted Assets(a)	Quotes/Prices	$6.50
Closed-End Fund	$2,915,510	Restricted Assets(a)	Quotes/Prices	$20.50

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

Financial Assets	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage-Backed Securities— Non-Agency Collateralized Mortgage Obligation	$313,628	Third-Party Broker Quote(b)	Quotes/Prices	$99.43-$100.71
Asset-Backed Securities— Collateralized Loan Obligation	$755,594	Third-Party Broker Quote(b)	Quotes/Prices	$97.50
Asset-Backed Securities— Equipment	$461,843	Third-Party Broker Quote(b)	Quotes/Prices	$85.00
Corporate Bank Debt	$1,242,567	Pricing Venda	Prices	$93.44-$98.31
	$7,151,850	Pricing Model(c)	Amortized Cost	$84.41-$100.00
	$2,809,250	Most Recent Capitalization (Funding)(d)	Cost	$85.00
Limited Partnerships	$3,041,658	Most Recent Capitalization (Funding)(d)	Cost	$89.09-$100.00

(a)  The fair value is based on the recent trade activity obtained from market makers in this security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

(c) The Pricing Model technique be Lew! 3 securities involves amortized cost. If the financials condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of this investment could be lower.

(d)  The significant unobservable inputs used in the fair value measurement are based on the most recent binding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(e)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 7—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The Fund did not hold derivative positions during the period ended June 30,2020.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2020, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreements	$53,809,000	$(53,809,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020
(Unaudited)

**  Collateral with a value of $54,885,275 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8—Commitments

For the period ended June 30, 2020, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
Frontier Communications Corp., 1M USD LIBOR + 3.000%—4.799% 3/15/2024	$74,978
JC Penney Corp., Inc., 1M USD LIBOR + 11.750%—13.000% 11/15/2020	$45,057
McDermott International, Inc., 1M USD LIBOR + 0.000%—6.335% 5/10/2023	$420,000
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.500%—6.350% 5/10/2023	$811,575
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000%—10.627% 10/23/2020	$7,117,000
MSD Real Estate Credit Opportunities Fund	$2,604,673

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean (July 2003-Present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2003), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, Wedbush Capital
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President (since June 2015), Portfolio Manager of FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director of FPA from November 2015 to January 2017. Formerly, Senior Vice President of FPA from January 2014 to November 2015.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUSEL

Dechert LLP
One Bust Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 900017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage  charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld. All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not required for this filing.

(a)(2)	Not required for this filing.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)         There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2019 and as filed in Form N-CSR on March 10, 2020 SEC Accession No. 0001104659-20-031261.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 4, 2020